Municipal
                                  High Income
                                   Fund Inc.

                               [GRAPHIC OMITTED]

                                                                       Quarterly
                                                                        Report

                                                                      [GRAPHIC]

                                                                       January
                                                                       31, 1999

---------------------------------- [GRAPHIC] ----------------------------------

                         Municipal High Income Fund Inc.

Dear Shareholder:

      We are pleased to provide the quarterly report for the Municipal High Income Fund Inc. ("Fund") for the three months ended January 31, 1999. Please note that on February 3, 1999, Peter Coffey assumed management of the Municipal High Income Fund. Mr. Coffey has over 30 years of investment experience. Over the three-month period covered by this report, the Fund paid income dividends totaling $0.15 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's January 31, 1999 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price.

           Price                   Annualized                  Three-Month
         Per Share              Distribution Rate*             Total Return
         ---------              ------------------             ------------

        $9.74 (NAV)                    5.98%                       1.24%
        $9.625 (NYSE)                  6.05%                      (3.46)%

      In comparison, the Fund's Lipper, Inc. peer group returned an average of 1.54% based on NAV for the same period. (Lipper, Inc. is an independent fund-tracking organization.)

Market and Economic Overview

      The municipal bond market remained quite stable in the past three months while many other financial markets experienced significant volatility. The sudden collapse of Russia's economy and the near-failure of a prominent leveraged hedge fund last summer heightened credit-quality concerns for many investors. Moreover, Brazil, a major Latin American economy, appeared to be facing a currency crisis of its own, which added to the uncertainty and volatility in financial markets. These doubts led investors to shun most corporate bonds, particularly high-yield bonds, in favor of U.S. Treasury bonds, considered to be the global benchmark for credit quality.

      The surging demand for U.S. Treasury bonds caused their yields, which move in the opposite direction of their prices, to plummet while municipal bond yields remained largely unchanged. As a result, the spread between municipal bond yields and U.S. Treasury bond yields narrowed. During the reporting period, long-term municipal bonds yielded as much as 100% of long-term U.S. Treasury bonds. Under typical market conditions, municipal bonds yield roughly 85% of similar-maturity U.S. Treasury bonds.

----------
* The annualized distribution rate assumes a current monthly income dividend rate of $0.0485 per share for twelve months.

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

---------------------------------- [GRAPHIC] ----------------------------------

      Faced with a potential credit crunch and the possibility that financial instability could trigger an U.S. recession, the Federal Reserve Board ("Fed") lowered its federal-funds target rate from 5.50% to 4.75% over the course of several weeks. (The federal-funds rate is the rate banks charge each other for overnight loans and an indication of the future direction of interest rates.) This action helped to calm jittery investors and provided more liquidity in the banking system. The Fed's efforts may have also helped the U.S. economy maintain its momentum. Despite recessionary trends abroad, the domestic unemployment rate declined from 4.7% to 4.4% in 1998 and consumer demand remained robust.

      A buoyant U.S. economy also contributed to the massive issuance of municipal bonds in 1998, totaling some $284 billion - the second highest issuance volume in history. The ability of the municipal bond market to absorb such a heavy issuance is an indication of steady demand for tax-exempt investments, unlike the radical shift in investor sentiment experienced by their taxable counterparts.

Investment Strategy

      The Fund's investment objective is to provide high levels of tax-exempt current income. In pursuit of this objective, we have maintained broad diversification across a number of investment sectors that we believe offer high-yield potential as well as relative price stability. Among top market segments represented in the Fund's portfolio as of January 31, 1999 were: industrial revenue bonds (23%), hospital bonds (19%) and transportation bonds (15%).

      As of January 31, 1999, approximately 40.5% of the Fund's holdings were rated investment grade. In addition, at the close of the Fund's fiscal quarter, the Fund's average maturity was 21.9 years and the average life of the portfolio was 8.4 years.

Municipal Bond Market Outlook

      Looking ahead, we believe that the U.S. economy should remain strong in the coming months with muted inflationary pressures. Despite the surprising resilience in many areas of the economy, we believe that ongoing financial weakness abroad should help dampen overall price increases.

      In recent weeks, long-term interest rates have spiked upward, partly in response to unexpected strength in the U.S. economy. However, we believe that after aggressively cutting short-term rates last fall, the Fed will likely adopt a wait-and-see approach before adjusting interest rates again. Moreover, we believe that a slight rise in interest rates could create buying opportunities for the Fund. In our view, these conditions should provide a supportive backdrop for municipal bonds over the medium term.

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---------------------------------- [GRAPHIC] ----------------------------------

      In closing, we thank you for your investment in the Municipal High Income Fund Inc. We look forward to continuing to help you pursue your financial goals.

Sincerely,


/s/ Heath B. McLendon                /s/ Peter M.Coffey

Heath B. McLendon                    Peter M. Coffey
Chairman                             Vice President and
                                     Investment Officer

February 24, 1999

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---------------------------------- [GRAPHIC] ----------------------------------

  ------------------------------------------------------------------------------

  Take Advantage of the Fund's Dividend Reinvestment Plan!

  Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

  As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. A more complete description of the Plan begins on page 24. Below is a short summary of how the Plan works.

  Plan Summary

  If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

  The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or higher than 98% of the net asset value ("NAV") per share on the date of valuation, you will be issued shares for the equivalent of either 98% of the most recently determined NAV per share or 95% of the market price, whichever is greater.

  If 98% of the NAV per share at the time of valuation is greater than the market price of the common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, the Fund will buy common stock for your account in the open market or on the New York Stock Exchange.

  If the Fund begins to purchase additional shares in the open market and the market price of the shares subsequently rises above 98% of the NAV before the purchases are completed, the Fund will attempt to cancel any remaining orders and issue the remaining dividend or distribution in shares at 98% of the Fund's NAV per share. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

  To find out more detailed information about the Plan and about how you can participate, please call First Data Investors Services Group, Inc. at (800) 331-1710.

  ------------------------------------------------------------------------------

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

                                                 Municipal High Income Fund Inc.
                                             Schedule of Investments (unaudited)
[GRAPHIC]                                                      January 31, 1999
================================================================================

   FACE
  AMOUNT    RATING(a)                      SECURITY                           VALUE
=======================================================================================
Alabama -- 3.8%
$  180,000    Aaa*   Alabama HFA, Single-Family Mortgage Revenue,
                       10.500% due 12/1/02 ..............................  $    190,800
 1,000,000    Baa3*  Alabama State IDA, Solid Waste Disposal,
                       6.450% due 12/1/23 (b) ...........................     1,080,000
 4,000,000    BBB-   Butler, AL IDR, Waste Disposal, 8
                       .000% due 9/1/28 (b)(c) ..........................     4,585,000
 1,000,000    CCC    Mobile, AL IDR, 6.950% due 1/1/20 ..................       530,000
 1,000,000    NR     West Jefferson, AL Amusement & Public Park
                       Authority Revenue, (Visionland Project),
                       (Pre-Refunded --Escrowed with U.S.
                       government securities to 12/1/06 Call @ 102),
                       8.000% due 12/1/26 (d) ...........................     1,152,500
                                                                           ------------
                                                                              7,538,300
                                                                           ------------

Arizona -- 1.5%
 1,000,000    BBB-   Coconino County, AZ PCR, Nevada Power Co., Series
                       B, 5.800% due 11/1/32 (b) ........................     1,020,000
 2,000,000    BBB-   Gila County, AZ IDA Revenue, ASARCO Inc.,
                       5.550% due 1/1/27 ................................     1,997,500
                                                                           ------------
                                                                              3,017,500
                                                                           ------------

California -- 1.1%
 2,000,000    NR     Los Angeles County, CA Regional Airport
                       Authority, Continental Airlines, Inc.,
                       9.000% due 8/1/17 (b)(c) .........................     2,063,680
                                                                           ------------

Colorado -- 2.6%
 2,000,000    NR     Colorado Health Facilities Authority Revenue,
                       (Beth Israel Shalom Park Project),
                       7.250% due 12/15/25 ..............................     2,087,500
                     Denver, CO Airport, Series A:
 1,505,000    BBB+     8.500% due 11/15/23 (b) ..........................     1,638,569
 1,175,000    BBB+     8.000% due 11/15/25 (b) ..........................     1,283,688
                                                                           ------------
                                                                              5,009,757
                                                                           ------------

Connecticut -- 1.8%
                     Connecticut State Development Authority:
 1,735,000    NR       Aquarium Project Revenue, Mystic Marinelife
                         Aquarium, 7.000% due 12/1/27 ...................     1,858,619
 1,500,000    NR       Health Care Revenue, Series B,
                         8.000% due 7/1/17 ..............................     1,633,125
                                                                           ------------
                                                                              3,491,744
                                                                           ------------

Florida -- 3.7%
 2,000,000    NR     Florida Housing Finance Corp., Multi-Family Revenue,
                       (Whistlers Cove Apartment Project),
                       6.500% due 1/1/39 (b) ............................     2,015,000
   875,000    NR     Homestead, FL IDR, (Project A), 7.950% due 11/1/18 .       942,813
 1,970,000    NR     Jacksonville, FL Health Facilities Authority
                       Revenue, 9.125% due 10/15/19                           2,014,660
 2,000,000    BBB-   Martin County, FL IDR, (Indiantown Cogeneration
                       Project A), 7.875% due 12/15/25 (b) ..............     2,305,000
                                                                           ------------
                                                                              7,277,473
                                                                           ------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
[GRAPHIC]                                                      January 31, 1999
================================================================================

   FACE
  AMOUNT    RATING(a)                      SECURITY                           VALUE
=======================================================================================
Georgia -- 2.1%
$3,000,000    NR     Forsyth County, GA Hospital Authority Revenue,
                       (Baptist Health Care System Project),
                       6.375% due 10/1/28 ...............................  $  2,988,750
 1,000,000    NR     Walton County, GA IDA, (Walton Project),
                       8.500% due 9/1/07 ................................     1,141,250
                                                                           ------------
                                                                              4,130,000
                                                                           ------------

Illinois -- 3.7%
 6,750,000    AAA    Chicago, IL Board of Education, (School Reform
                       Project), Series B-1, FGIC-Insured, zero
                       coupon bond to yield 5.220% due 12/1/31 ..........     1,240,313
 2,500,000    BB     East Chicago, IL IDA Revenue, (Inland Steel Co.,
                       Project 10), 6.800% due 6/1/13 ...................     2,559,375
 1,500,000    A+     Illinois Housing Development Authority, Series 5,
                        6.750% due 9/1/23 ...............................     1,636,875
   730,000    NR     Loves Park, IL First Mortgage Revenue, (Hoosier Care
                       Project), Series A, 9.750% due 8/1/19 ............       761,551
   955,000    NR     Sterling, IL First Mortgage Revenue, (Hoosier Care
                       Project), Series A, 9.750% due 8/1/19 ............       994,231
                                                                           ------------
                                                                              7,192,345
                                                                           ------------

Indiana -- 4.3%
 1,000,000    B+     Indiana State Development Finance Authority, PCR,
                       (Inland Steel Co., Project No. 13), 7.250% due
                       11/1/11 (b) ......................................     1,056,250
 2,000,000    Baa2*  Indiana State Environmental Development
                       Finance Authority, (USX Corp. Project),
                       6.250% due 7/15/30 ...............................     2,162,500
 4,750,000    Baa2*  Indianapolis, IN  Airport Authority, United
                       Airlines, 6.500% due 11/15/31 (b)(c) .............     5,135,937
                                                                           ------------
                                                                              8,354,687
                                                                           ------------

Kentucky -- 2.0%
 1,230,000    NR     Jefferson County, KY Health Facilities Authority,
                       Dates Beverly Enterprises, 10.125% due 5/1/08 ....     1,279,138
 1,500,000    BBB-   Kenton County, KY Airport Board, (Delta Airlines
                       Project), 7.500% due 2/1/20 (b) ..................     1,644,375
 1,000,000    A      Pendleton County, KY Multi-Lease Revenue, Series A,
                       6.500% due 3/1/19 ................................     1,087,500
                                                                           ------------
                                                                              4,011,013
                                                                           ------------

Louisiana -- 5.6%
 1,200,000    A3*    Lake Charles, LA Harbor & Terminal District Port
                       Facilities Revenue, (Trunkline LNG Co. Project),
                       7.750% due 8/15/22 ...............................     1,363,500
   800,000    A-1+   Louisiana State Offshore Terminal Authority,
                       Deepwater Port Revenue, First Stage,
                       Series A, (Loop Inc. Project),
                       3.200% due 9/1/08 (e) ............................       800,000
                     Port New Orleans, LA IDR:
                       Avondale Industries, Inc. Project:
 1,600,000    NR         8.250% due 6/1/04 ..............................     1,784,000
 3,000,000    NR         8.500% due 6/1/14 ..............................     3,408,750
 1,000,000    B+       Continental Grain Co. Project,
                         7.500% due 7/1/13 (c) ..........................     1,070,000

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
[GRAPHIC]                                                      January 31, 1999
================================================================================

   FACE
  AMOUNT    RATING(a)                      SECURITY                           VALUE
=======================================================================================
Louisiana -- 5.6% (continued)
$2,400,000    BB+    West Feliciana Parish, LA PCR,
                       8.000% due 12/1/24 ...............................  $  2,516,352
                                                                           ------------
                                                                             10,942,602
                                                                           ------------

Maine -- 0.0%
                     Maine State Housing Authority Mortgage Purchases:
    35,000    AA       Series C-2, 7.000% due 11/15/32 (b) ..............        37,625
    20,000    AA       Series D-1, 8.300% due 11/15/28 (b) ..............        20,450
                                                                           ------------
                                                                                 58,075
                                                                           ------------

Massachusetts -- 7.0%
                     Commonwealth of Massachusetts Industrial Finance Agency,
                       (S.E. Mass Project):
 1,700,000    NR         Series A, 9.000% due 7/1/15 ....................     1,899,750
 5,895,000    NR         Series B, 9.250% due 7/1/15 (b)(c) .............     6,609,769
 1,000,000    BBB    Massachusetts State Health & Educational Facilities
                       Authority Revenue, Caritas Christi Obligation,
                       Group A, 5.625% due 7/1/20 .......................     1,002,500
                     Massachusetts State Industrial Finance Agency:
 2,000,000    NR       Assisted Living Facility Revenue, (Marina Bay LLC
                         Project), 7.500% due 12/1/27 (b) ...............     2,130,000
 2,250,000    NR       Chestnut Knoll Project, Series A,
                         5.500% due 2/15/18 .............................     2,199,375
                                                                           ------------
                                                                             13,841,394
                                                                           ------------

Michigan -- 3.6%
 2,000,000    BB-    Detroit, MI Local Development Finance Authority,
                       Series A, 5.500% due 5/1/21 ......................     1,985,000
                     Garden City, MI Hospital Finance Authority, Hospital
                       Revenue Garden City Hospital Obligation, Group A:
 2,000,000    NR         5.625% due 9/1/10 ..............................     1,997,500
 1,000,000    NR         5.750% due 9/1/17 ..............................     1,000,000
 2,000,000    NR     Michigan State Strategic Fund, Resource Recovery
                       Limited Obligation Revenue, Central Wayne
                       Energy Recovery, Series A, 6.900% due 7/1/19 (b) .     2,035,000
                                                                           ------------
                                                                              7,017,500
                                                                           ------------

Minnesota -- 1.0%
 1,795,000    AA+    Minnesota HFA, Single-Family, Series H,
                       6.700% due 1/1/18 ................................     1,927,381
                                                                           ------------

Mississippi -- 1.8%
 3,500,000    BBB-   Mississippi Business Finance Corp., MS PCR,
                       (System Energy Resource Inc. Project),
                       5.875% due 4/1/22 ................................     3,508,750
                                                                           ------------

Montana -- 2.2%
 4,530,000    NR     Montana State Board Investment Resource
                       Recovery Revenue, (Yellowstone Energy LP
                       Project), 7.000% due 12/31/19 (b) ................     4,411,087
                                                                           ------------

New Hampshire -- 0.8%
 1,000,000    BBB-   New Hampshire Higher Educational & Health
                       Facilities Authority Revenue, New Hampshire
                       College, 6.375% due 1/1/27 .......................     1,058,750

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
[GRAPHIC]                                                      January 31, 1999
================================================================================

   FACE
  AMOUNT    RATING(a)                      SECURITY                           VALUE
=======================================================================================
New Hampshire -- 0.8% (continued)
$  500,000    BB-    New Hampshire State Business Finance Authority,
                       PCR, (Public Service Co.), Series D,
                       6.000% due 5/1/21 (b) ............................  $    512,500
                                                                           ------------
                                                                              1,571,250
                                                                           ------------

New Jersey -- 4.1%
 3,000,000    Ba2*   Camden County, NJ Improvement Authority Revenue,
                       Health Care Redevelopment Project, (Cooper
                       Health), 5.875% due 2/15/15 ......................     2,711,250
 2,200,000    NR     New Jersey Educational Facilities, Fairleigh
                       Dickinson University, Series C,
                       6.625% due 7/1/23 ................................     2,315,500
                     New Jersey Health Care Facilities:
 1,885,000    Baa3*    Palisades Medical Center, Finance Authority
                         Revenue, 7.600% due 7/1/21 .....................     2,019,306
 1,000,000    NR         Raritan Bay Medical Center,
                           7.250% due 7/1/27 ............................     1,062,500
                                                                           ------------
                                                                              8,108,556
                                                                           ------------

New Mexico -- 0.5%
   945,000    AAA    New Mexico Mortgage Finance Authority,
                       Single-Family Mortgage Program, Series B,
                       FHA-Insured, 8.300% due 3/1/20 (b) ...............     1,043,044
                                                                           ------------

New York -- 6.0%
   800,000    A-1+   Long Island Power Authority, NY Electrical System
                       Revenue, Sub-Series 5, 3.150% due 5/1/33 (e) .....       800,000
 1,640,000    NR     Monroe County, NY Industrial Development Agency
                       Revenue, (Empire Sports Project), Series A,
                       6.250% due 3/1/28 ................................     1,648,200
 1,500,000    NR     New York City, NY IDA, Civil Facility Revenue,
                       7.500% due 8/1/26 ................................     1,584,375
 1,950,000    A-     New York State Energy and Research Development
                       Authority, Electric Facility Revenue, LILCO,
                       (Pre-Refunded --Escrowed with U.S. government
                       securities to 6/15/02 Call @ 102),
                       7.150% due 12/1/20 (b)(d) ........................     2,130,375
 2,750,000    NR     Port Authority of NY & NJ, Special Obligation
                       Revenue, 6.750% due 10/1/19 (b) ..................     3,062,812
 2,500,000    NR     Suffolk County, NY Industrial Development
                       Agency, IDR, Nissequogue Cogen Partners
                       Facility, 5.500% due 1/1/23 (b) ..................     2,515,625
                                                                           ------------
                                                                             11,741,387
                                                                           ------------

North Carolina -- 4.2%
 1,750,000    A      Martin County, NC Industrial Facilities PCR,
                       6.800% due 5/1/24 (b) ............................     1,944,687
 2,300,000    Baa1*  North Carolina Eastern Municipal Power Agency,
                       Power Systems Revenue, Series B,
                       7.000% due 1/1/08 ................................     2,705,375
 1,440,000    NR     North Carolina Medical Care Community Health Care
                       Facilities, First Mortgage, De Paul Community
                       Facilities, 6.125% due 1/1/28 ....................     1,447,200
   800,000    Baa1*  North Carolina Medical Care Community Hospital
                       Revenue, Halifax Regional Medical Center,
                       5.000% due 8/15/24 ...............................       762,000

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
[GRAPHIC]                                                      January 31, 1999
================================================================================

   FACE
  AMOUNT    RATING(a)                      SECURITY                           VALUE
=======================================================================================
North Carolina -- 4.2% (continued)
$1,310,000    A-     North Carolina Municipal Power Agency No. 1,
                       Catawaba Electric Revenue, 6.250% due 1/1/17 .....   $ 1,393,512
                                                                           ------------
                                                                              8,252,774
                                                                           ------------

Ohio -- 5.9%
                     Cleveland, OH Airport Special Revenue,
                       (Continental Airlines Inc. Project):
 1,000,000    NR         9.000% due 12/1/19 (b) .........................     1,066,410
 2,000,000    BB         5.375% due 9/15/27 (b) .........................     1,935,000
 1,000,000    NR     Cuyahoga County, OH Health Care Facilities,
                       Judson Retirement Community, Series A,
                       7.250% due 11/15/18 ..............................     1,078,750
 3,000,000    BBB    Dayton, OH Special Facilities Revenue, Emergency
                       Air Freight, Series A, 5.625% due 2/1/18 .........     3,086,250
                     Montgomery County, OH Health Systems Revenue,
                       Series B1:
   465,000    BBB        8.100% due 7/1/18 ..............................       561,487
 1,035,000    AAA        8.100% due 7/1/18, (Pre-Refunded -- Escrowed
                           with U.S. government securities to
                           7/1/06 Call @ 102) ...........................     1,323,506
 1,250,000    NR     Ohio State Solid Waste Revenue, 9.000%
                       due 6/1/21 (b) ...................................     1,393,750
 1,000,000    Baa3*  Ohio Water Development Authority, PCR, Series A,
                       8.100% due 10/1/23 (b) ...........................     1,048,900
                                                                           ------------
                                                                             11,494,053
                                                                           ------------

Oklahoma -- 0.3%
 3,000,000    Aaa*   Oklahoma Housing Finance Agency, Single-Family
                       Revenue, Collateralized Mortgage, Series D-1,
                       zero coupon bond to yield 5.400% due 3/1/29 ......       600,000
                                                                           ------------

Pennsylvania -- 13.8%
 2,200,000    B+     Allegheny County, PA IDA, Special Facilities
                       Revenue, Series B, (U.S. Air Project),
                       8.500% due 3/1/21 (b) ............................     2,425,500
                     Beaver County, PA IDA, PCR:
 2,000,000    BB+      7.625% due 5/1/20 ................................     2,282,500
 2,500,000    BB+      7.625% due 5/1/25 ................................     2,853,125
 1,500,000    NR     Dauphin County, PA General Authority, Hotel &
                       Conference Center Hyatt Regency,
                       6.200% due 1/1/29 ................................     1,507,500
 1,500,000    NR     Delaware County, PA IDA, First Mortgage,
                       White Horse, (Pre-Refunded-- Escrowed with
                       U.S. government securities to 7/1/99
                       Call @ 103), 9.700% due 7/1/09 (d) ...............     1,584,780
 3,000,000    BBB+   Lebanon County, PA Samaritan House, Series B,
                       (Pre-Refunded-- Escrowed with U.S. government
                       securities to 11/1/99 Call @ 102),
                       8.250% due 11/1/18 (d) ...........................     3,173,550
 2,500,000    A-     Luzerne County, PA IDA, (PA Gas & Water Co.
                       Project), Series B, 7.125% due 12/1/22 (b) .......     2,762,500
   550,000    NR     Northumberland County, PA IDA Revenue,
                       6.875% due 2/1/03 ................................       562,375
 1,500,000    AA+    Pennsylvania HFA, Series C, 6.900%
                       due 4/1/25 (b) ...................................     1,614,375
 1,920,000    BBB    Philadelphia, PA Gas Revenue, Series B,
                       6.400% due 11/15/16 ..............................     2,028,000

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
[GRAPHIC]                                                      January 31, 1999
================================================================================

   FACE
  AMOUNT    RATING(a)                      SECURITY                           VALUE
=======================================================================================
Pennsylvania -- 13.8% (continued)
$1,000,000    NR     Philadelphia, PA IDR, Host Marriott,
                       7.750% due 12/1/17 (b) ...........................  $  1,113,750
                     Scranton-Lackawanna, PA Health & Welfare
                       Authority Revenue, (Moses Taylor Hospital Project):
 1,905,000    BBB-       6.150% due 7/1/14 ..............................     2,028,825
 3,050,000    BBB-       6.250% due 7/1/20 ..............................     3,210,125
                                                                           ------------
                                                                             27,146,905
                                                                           ------------

Puerto Rico -- 0.1%
   200,000    A-1+   Puerto Rico Commonwealth Government Development
                       Bank, MBIA-Insured, 2.350% due 12/1/15 (e) .......       200,000
                                                                           ------------

South Carolina -- 2.0%
   775,000    NR     Florence County, SC IDR, 7.375% due 2/1/07 .........       831,188
 2,500,000    BBB-   Greenville, SC Connector 2,000 Association Inc.,
                       SC Toll Road Revenue, (Southern Connector
                       Project), Series A, 5.375% due 1/1/38 ............     2,293,750
   800,000    NR     McCormick County, SC COP, 9.750% due 7/1/09 ........       806,968
                                                                           ------------
                                                                              3,931,906
                                                                           ------------

South Dakota -- 1.0%
                     Oglala Sioux Tribe, SD Pine Ridge County,
                       Revenue Bonds:
 1,865,000    NR         7.500% due 7/1/13 ..............................     1,909,294
    40,000    NR         7.000% due 7/1/99 ..............................        40,388
                                                                           ------------
                                                                              1,949,682
                                                                           ------------

Tennessee -- 0.4%
   750,000    AAA    Knox County, TN Health, Education & Housing,
                       FSA-Insured, 7.125% due 1/1/30 ...................       837,187
                                                                           ------------

Texas -- 8.5%
 1,350,000    BBB    Alliance, TX Airport Authority Inc., (Federal
                       Express Corp. Project), 6.375% due 4/1/21 (b) ....     1,459,688
   795,000    A2*    El Paso, TX Housing Finance Corp., Single-Family
                       Mortgage Revenue, 8.750% due 10/1/11 .............       858,600
 2,000,000    B1*    El Paso, TX International Airport Revenue Bonds,
                       (Marriott Corp. Project), 7.750% due 3/1/12 ......     2,132,500
                     Houston, TX Airport Systems Revenue Special
                       Facilities, Continental Airlines Inc.:
 1,050,000    Ba1*       Series B, 6.125% due 7/15/27 (b) ...............     1,080,187
 3,000,000    Ba1*       Series C, 6.125% due 7/15/27 (b) ...............     3,086,250
 1,000,000    AAA    Matagorda County, TX Navigation District No. 1,
                       PCR, (Houston Lighting & Power Co. Project),
                       MBIA-Insured, 6.100% due 7/1/28 ..................     1,048,750
                     North Central, TX Health Facilities Development
                       Project, Hospital Revenue Bonds, Baylor
                       Health Care Systems, Series B, Variable
                       Rate INFLOS:
 1,265,000    AA         8.700% due 5/15/08 (f) .........................     1,391,500
   135,000    AA         8.700% due 5/15/08, (Pre-Refunded -- Escrowed
                           with U.S. government securities to 5/15/02
                           Call @ 102) (d)(f) ...........................       150,019

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                 Schedule of Investments (unaudited) (continued)
[GRAPHIC]                                                      January 31, 1999
================================================================================

   FACE
  AMOUNT    RATING(a)                      SECURITY                           VALUE
=======================================================================================
Texas -- 8.5% (continued)
                     Northgate Crossing, TX Municipals Utilities:
$1,000,000    CCC+++   District 1, GO, 8.875% due 12/1/13 ...............  $  1,007,500
 1,000,000    CCC+++   District 2, Special Tax, 8.875% due 12/1/13 ......     1,007,500
 3,435,000    BB     Sam Rayburn, TX Municipal Power Supply System
                       Revenue Refunding, Series A, 6.250% due 10/1/17 ..     3,525,169
                                                                           ------------
                                                                             16,747,663
                                                                           ------------

Utah -- 2.0%
 1,720,000    NR     Hurricane, UT Health Facilities Development
                       Revenue, (Mission Health Services Project),
                       10.500% due 7/1/20 ...............................     1,866,200
 2,000,000    NR     Utah State Housing Finance Agency Revenue,
                       Series A, 6.875% due 7/1/27 ......................     2,095,000
                                                                           ------------
                                                                              3,961,200
                                                                           ------------

Vermont -- 1.1%
 2,060,000    A1*    Vermont Housing Finance Agency, Home Mortgage,
                       Series B, 8.100% due 6/1/22 (b) ..................     2,115,187
                                                                           ------------

West Virginia -- 0.6%
                     Marion County, WV Solid Waste Disposal Facilities
                       Revenue, Adirondack Recycling:
 1,098,392    NR         Series A, 8.000% due 12/1/25 ...................       988,553
   156,003    NR         Series B, 10.000% due 12/1/25 ..................       140,403
                                                                           ------------
                                                                              1,128,956
                                                                           ------------
Wisconsin -- 0.9%
 1,770,000    NR     Wisconsin State Health & Educational Facilities
                       Authority Revenue, Benchmark Health Care
                       Green Bay, 7.750% due 5/1/27 .....................     1,858,500
                                                                           ------------

                     TOTAL INVESTMENTS -- 100%
                     (Cost-- $185,673,571**) ............................  $196,481,538
                                                                           ============

(a) All ratings are by Standard & Poor's Rating Service except those which are identified by an asterisk (*) are rated by Moody's Investors Service, Inc., or those which are identified by a double dagger (++) are rated by Fitch IBCA, Inc.

(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.

(c)   Security segregated by Custodian for open market purchase commitment.

(d) Pre-Refunded bonds Escrowed with U.S. government securities are considered by the investment advisor to be triple-A rated even if issuer has not applied for new ratings.

(e) Variable rate obligation payable at par on demand at any time on no more than seven days notice.

(f) Residual interest bonds-coupon varies inversely with level of short-term tax-exempt interest rates.

**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 13 through 15 for definition of ratings and certain security descriptions.

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                  Summary of Municipal Bonds by Combined Ratings
[GRAPHIC]                                                      January 31, 1999
================================================================================

    ------------------------------------------------------------------------
                                          Standard &       Percent of
        Moody's          and/or             Poor's      Total Investments
    ------------------------------------------------------------------------
          Aaa                                 AAA              3.2%
          Aa                                  AA               2.6
           A                                   A               7.8
          Baa                                 BBB             26.9
          Ba                                  BB              12.7
           B                                   B               3.4
          Caa                                 CCC              1.3*
      P-1/VMIG 1                           A-1/SP-1            0.9
          NR                                  NR              41.2
                                                             -----
                                                             100.0%
                                                             =====
    ------------------------------------------------------------------------
    * 1.0% was rated by Fitch IBCA, Inc.

                                                 Municipal High Income Fund Inc.
                                                        Bond Ratings (unaudited)

================================================================================

The definitions of the applicable ratings symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA       --Bonds rated "AAA" have the highest rating assigned by Standard &
            Poor's. Capacity to pay interest and repay principal is extremely strong.

AA        --Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A         --Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB       --Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B     --Bonds rated "BB" and "B" are regarded, on balance, as predominantly and CCC speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CCC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "B," where 1 is the highest and 3 the lowest rating within its generic category.

Aaa       --Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa        --Bonds rated "Aa" are judged to be of high quality by all standards.
            Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A         --Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

                                                 Municipal High Income Fund Inc.
[GRAPHIC]                                  Bond Ratings (unaudited) (continued)
================================================================================

Baa       --Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba        --Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B         --Bonds rated "B" generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over many long period of time may be small.

Fitch IBCA, Inc. ("Fitch") -- Rating may be modified by the addition of a plus (+) sign or minus (-) to show relative standings with the major ratings categories.

BBB       --Bonds rated "BBB" by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

CCC, CC, C--Default on bonds rated CCC, CC, and C by Fitch is a real possibility. The capacity to meet financial commitments depends solely on a sustained, favorable business and economic environment. Default of some kind on bonds rated CC appears probable, a C rating indicates imminent default.

NR        --Indicates that the bond is not rated by Standard & Poor's, Moody's or Fitch.

                                         Short-Term Security Ratings (unaudited)
================================================================================

A-1       --Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

                                                 Municipal High Income Fund Inc.
[GRAPHIC]                                     Security Descriptions (unaudited)
================================================================================

ABAG       -- Association of Bay Area Governments
AIG        -- American International Guaranty
AMBAC      -- American Municipal Bond
                Assurance Corporation
BAN        -- Bond Anticipation Notes
BIG        -- Bond Investors Guaranty
CGIC       -- Capital Guaranty Insurance Company
CHFCLI     -- California Health Facility
                Construction Loan Insurance
CONNIE LEE -- College Construction Loan
                Insurance Association
COP        -- Certificate of Participation
EDA        -- Economic Development Authority
ETM        -- Escrowed to Maturity
FGIC       -- Financial Guaranty Insurance Company
FHA        -- Federal Housing Administration
FHLMC      -- Federal Home Loan Mortgage
                Corporation
FLAIRS     -- Floating Adjustable Interest Rate
                Securities
FNMA       -- Federal National Mortgage Association
FRTC       -- Floating Rate Trust Certificates
FSA        -- Financing Security Assurance
GIC        -- Guaranteed Investment Contract
GNMA       -- Government National Mortgage
                Association
GO         -- General Obligation
HDC        -- Housing Development Corporation
HFA        -- Housing Finance Authority
IDA        -- Industrial Development
                Authority
IDB        -- Industrial Development Board
IDR        -- Industrial Development Revenue
INFLOS     -- Inverse Floaters
ISD        -- Independent School District
LOC        -- Letter of Credit
MBIA       -- Municipal Bond Investors
                Assurance Corporation
MVRICS     -- Municipal Variable Rate Inverse
                Coupon Security
PCR        -- Pollution Control Revenue
PSFG       -- Permanent School Fund
                Guaranty
RAN        -- Revenue Anticipation Notes
RIBS       -- Residual Interest Bonds
RITES      -- Residual Interest
                Tax-Exempt Securities
SYCC       -- Structured Yield Curve
                Certificate
TAN        -- Tax Anticipation Notes
TECP       -- Tax-Exempt Commercial Paper
TOB        -- Tender Option Bonds
TRAN       -- Tax and Revenue Anticipation
                Notes
VA         -- Veterans Administration
VRWE       -- Variable Rate Wednesday
                Demand

                                                 Municipal High Income Fund Inc.
                                 Statement of Assets and Liabilities (unaudited)
[GRAPHIC]                                                      January 31, 1999
================================================================================

ASSETS:
  Investments, at value (Cost-- $185,673,571) .............       $ 196,481,538
  Cash ....................................................              10,504
  Receivable for securities sold ..........................              95,292
  Interest receivable .....................................           2,872,348
                                                                  -------------
  Total Assets ............................................         199,459,682
                                                                  -------------

LIABILITIES:
  Payable for securities purchased ........................             988,450
  Dividends payable .......................................             277,013
  Investment advisory fees payable ........................              65,038
  Administration fees payable .............................              32,258
  Accrued expenses ........................................             194,593
                                                                  -------------
  Total Liabilities .......................................           1,557,352
                                                                  -------------
Total Net Assets ..........................................       $ 197,902,330
                                                                  =============

NET ASSETS:
  Par value of capital shares .............................       $     203,194
  Capital paid in excess of par value .....................         188,689,714
  Overdistributed net investment income ...................             (56,284)
  Accumulated net realized loss
    from security transactions ............................          (1,742,261)
  Net unrealized appreciation of investments ..............          10,807,967
                                                                  -------------
Total Net Assets ..........................................       $ 197,902,330
                                                                  =============
Shares Outstanding ........................................          20,319,366
                                                                  -------------
Net Asset Value ...........................................               $9.74
                                                                  -------------

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statement of Operations (unaudited)
[GRAPHIC]                           For the Three Months Ended January 31, 1999
================================================================================

INVESTMENT INCOME:
  Interest ...................................................     $  3,334,071
                                                                   ------------

EXPENSES:
  Investment advisory fees (Note 3) ..........................          196,982
  Administration fees (Note 3) ...............................           98,491
  Shareholder communications .................................           31,824
  Audit and legal ............................................           12,918
  Director's fees ............................................           10,721
  Registration fees ..........................................            6,083
  Shareholder and system servicing fees ......................            5,746
  Pricing service fees .......................................            3,740
  Custody ....................................................            2,462
  Other ......................................................            1,735
                                                                   ------------
  Total Expenses .............................................          370,702
                                                                   ------------
Net Investment Income ........................................        2,963,369
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales ......................................       12,552,797
    Cost of securities sold ..................................       12,222,039
                                                                   ------------
  Net Realized Gain ..........................................          330,758
                                                                   ------------

  Change in Net Unrealized Appreciation of Investments:
    Beginning of period ......................................       11,724,011
    End of period ............................................       10,807,967
                                                                   ------------
  Decrease in Net Unrealized Appreciation ....................         (916,044)
                                                                   ------------
Net Loss on Investments ......................................         (585,286)
                                                                   ------------
Increase in Net Assets From Operations .......................     $  2,378,083
                                                                   ============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
                                             Statements of Changes in Net Assets
                         For the Three Months Ended January 31, 1999 (unaudited)
[GRAPHIC]                                   and the Year Ended October 31, 1998
================================================================================

                                                      1999             1998
                                                      ----             ----
Operations:
  Net investment income ......................   $   2,963,369    $  11,975,257
  Net realized gain ..........................         330,758        1,469,162
  Decrease in net unrealized appreciation ....        (916,044)        (807,512)
                                                 -------------    -------------
  Increase in Net Assets From Operations .....       2,378,083       12,636,907
                                                 -------------    -------------

DISTRIBUTIONS TO
SHAREHOLDERS FROM (NOTE 2):
  Net investment income ......................      (3,002,731)     (12,128,877)
  In excess of net investment income .........              --         (287,412)
                                                 -------------    -------------
  Decrease in Net Assets From
    Distributions to Shareholders ............      (3,002,731)     (12,416,289)
                                                 -------------    -------------

FUND SHARE TRANSACTIONS (NOTE 5):
  Net asset value of shares issued for
    reinvestment of dividends ................         582,904        3,590,163
                                                 -------------    -------------
  Increase in Net Assets From
    Fund Share Transactions ..................         582,904        3,590,163
                                                 -------------    -------------
Increase (Decrease) in Net Assets ............         (41,744)       3,810,781

NET ASSETS:
  Beginning of period ........................     197,944,074      194,133,293
                                                 -------------    -------------
  End of period* .............................   $ 197,902,330    $ 197,944,074
                                                 =============    =============

* Includes overdistributed net
    investment income of: ....................   $     (56,284)   $     (16,922)
                                                 =============    =============

                       See Notes to Financial Statements.

                                                 Municipal High Income Fund Inc.
[GRAPHIC]                             Notes to Financial Statements (unaudited)
================================================================================

      1. Significant Accounting Policies

      Municipal High Income Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and asked prices provided by an independent pricing service; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At October 31, 1998, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment income amounting to $287,412 was reclassified to paid-in capital. Net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

      2. Exempt-Interest Dividends and Other Distributions

      The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Fund.

      Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

      3. Investment Advisory Agreement, Administration Agreement and Other Transactions

      SSBC Fund Management Inc., ("SSBC"), formerly known as Mutual Management Corp., a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment adviser to the Fund. The Fund pays SSBC an advisory fee calculated at an annual rate of 0.40% of the average daily net assets. SSBC also acts as the administrator of the Fund for which it receives a fee

                                                 Municipal High Income Fund Inc.
[GRAPHIC]                 Notes to Financial Statements (unaudited) (continued)
================================================================================

calculated at an annual rate of 0.20% of the average daily net assets. These fees are calculated daily and paid monthly.

      All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.

      4. Investments

      During the three months ended January 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $ 8,248,250
--------------------------------------------------------------------------------
Sales                                                                 12,552,797
================================================================================

      At January 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $11,918,453
Gross unrealized depreciation                                        (1,110,486)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $10,807,967
================================================================================

      5. Capital Shares

      At January 31, 1999, the Fund had 500,000,000 shares of capital stock authorized with a par value of $0.01 per share.

      Capital stock transactions during the period were as follows:

                                     Three Months Ended         Year Ended
                                      January 31, 1999       October 31, 1998
                                     ------------------     ------------------
                                     Shares      Amount     Shares      Amount
================================================================================
Shares issued on reinvestment        60,726     $582,904    373,334   $3,590,163
================================================================================

      6. Capital Loss Carryforwards

      At October 31, 1998, the Fund had, for Federal income tax purposes, approximately $2,072,000 of capital loss carryforwards available to offset future capital gains. To the extent that these capital loss carryforwards are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on October 31 of the year indicated:

                               2002          2003          2004           2005
================================================================================
Carryforward Amounts        $1,197,000     $270,000      $205,000       $400,000
================================================================================

                                                 Municipal High Income Fund Inc.
[GRAPHIC]                             Notes to Financial Statements (unaudited)
================================================================================

For a share of capital stock outstanding throughout each year ended October 31, except where noted:

                                 1999(1)         1998         1997         1996         1995              1994
                                 ------          ----         ----         ----         ----              ----
Net Asset Value,
 Beginning of Period ........   $   9.77       $   9.76     $   9.53     $   9.51     $   8.98          $   9.72
                                --------       --------     --------     --------     --------          --------
Income (Loss) From
Operations:
 Net investment income ......       0.15           0.60         0.61         0.63         0.64              0.65
 Net realized and unrealized
  gain (loss) ...............      (0.03)          0.03         0.24           --         0.54             (0.72)
                                --------       --------     --------     --------     --------          --------
Total Income (Loss) From
  Operations ................       0.12           0.63         0.85         0.63         1.18
                                --------       --------     --------     --------     --------          --------
Less Distributions From:
 Net investment income ......      (0.15)         (0.61)       (0.62)       (0.61)       (0.65)            (0.65)
 In excess of net investment
   income ...................         --          (0.01)          --           --           --                --
 Net realized gains .........         --             --           --           --           --             (0.02)
                                --------       --------     --------     --------     --------          --------
Total Distributions .........      (0.15)         (0.62)       (0.62)       (0.61)       (0.65)            (0.67)
                                --------       --------     --------     --------     --------          --------
Net Asset Value,
  End of Period .............   $   9.74       $   9.77     $   9.76     $   9.53     $   9.51          $   8.98
                                --------       --------     --------     --------     --------          --------
Total Return, Based on
  Market Value ..............      (3.46)%++       9.34%       17.22%       10.22        14.17%           (10.11)%
                                --------       --------     --------     --------     --------          --------
Total Return, Based on
  Net Asset Value ...........       1.24%++        6.75%        9.41%        7.39%       14.00%            (0.54)%
                                --------       --------     --------     --------     --------          --------
Net Assets,
  End of Period (000s) ......   $197,902       $197,944     $194,133     $187,303     $187,048          $176,379
                                ========       ========     ========     ========     ========          ========

Ratios to Average Net Assets:
  Expenses ..................       0.75%+         0.74%        0.74%        0.77%        0.84%             0.84%
  Net investment income .....       6.02+          6.07         6.38         6.65         6.87              6.98

Portfolio Turnover Rate .....          4%            57%          35%          17%          18%               17%

Market Value, End of Period .   $  9.625       $ 10.125     $  9.875     $  9.000     $  9.000          $  8.250

(1)   For the three months ended January 31, 1999 (unaudited).
++ Total return is not annualized as it may not be representative of the total return for the year.
+     Annualized.

                                                 Municipal High Income Fund Inc.
[GRAPHIC]                  Financial Data Per Share of Common Stock (unaudited)
================================================================================

                                                                     Dividend
 Record         Payable          NYSE        Net Asset  Dividend   Reinvestment
  Date           Date       Closing Price*     Value*     Paid         Price
--------       --------     --------------   ---------  --------   ------------
11/25/96       11/29/96        $9.125          $9.57    $0.0510        $9.23
12/23/96       12/27/96         9.375           9.56     0.0520         9.30
 1/28/97        1/31/97         9.375           9.53     0.0520         9.44
 2/25/97        2/28/97         9.375           9.60     0.0520         9.37
 3/24/97        3/27/97         9.125           9.52     0.0520         9.27
 4/22/97        4/25/97         9.250           9.48     0.0520         9.32
 5/27/97        5/30/97         9.125           9.53     0.0520         9.47
 6/24/97        6/27/97         9.563           9.62     0.0520         9.43
 7/22/97        7/25/97         9.938           9.70     0.0520         9.51
 8/26/97        8/29/97         9.500           9.68     0.0520         9.49
 9/23/97        9/26/97         9.813           9.72     0.0520         9.53
10/28/97       10/31/97         9.625           9.74     0.0520         9.55
11/24/97       11/28/97         9.938           9.76     0.0520         9.56
12/22/97       12/26/97        10.000           9.83     0.0520         9.63
 1/27/98        1/30/98        10.125           9.85     0.0520         9.65
 2/24/98        2/27/98        10.063           9.86     0.0520         9.66
 3/24/98        3/27/98         9.813           9.83     0.0520         9.63
 4/21/98        4/24/98         9.563           9.80     0.0520         9.58
 5/26/98        5/29/98         9.375           9.80     0.0520         9.52
 6/23/98        6/26/98         9.750           9.83     0.0510         9.63
 7/28/98        7/31/98         9.750           9.80     0.0510         9.60
 8/25/98        8/28/98         9.875           9.81     0.0510         9.61
 9/22/98        9/25/98         9.813           9.83     0.0510         9.63
10/27/98       10/30/98        10.000           9.76     0.0510         9.57
11/23/98       11/27/98        10.188           9.72     0.0510         9.68
12/21/98       12/24/98        10.000           9.71     0.0485         9.52
 1/26/99        1/29/99         9.625           9.73     0.0485         9.54

*As of record date.

                                                 Municipal High Income Fund Inc.
[GRAPHIC]                           Quarterly Results of Operations (unaudited)
================================================================================

                                                Net                 Net Realized             Net Increase
                   Investment               Investment             and Unrealized            in Net Assets
                    Income                    Income                 Gain (Loss)            From Operations
              ------------------        -----------------        ------------------        ------------------
 Quarter                    Per                       Per                       Per                      Per
  Ended         Total      Share         Total       Share         Total       Share         Total      Share
--------   ------------   -------     ----------     -----     -----------    -------      ----------   -----
 1/31/97   $  3,457,602   $ 0.18      $3,095,243     $0.16     $   591,922    $ 0.03       $3,687,165   $0.19
 4/30/97      3,361,023     0.17       3,011,000      0.15        (889,987)    (0.05)       2,121,013    0.10
 7/31/97      3,314,095     0.17       2,960,294      0.15       4,722,973      0.24        7,683,267    0.39
10/31/97      3,360,938     0.17       3,016,071      0.15         466,422      0.02        3,482,493    0.17
 1/31/98      3,350,456     0.17       2,981,194      0.15       2,552,783      0.13        5,533,977    0.28
 4/30/98      3,347,620     0.17       2,986,264      0.15      (1,600,055)    (0.08)       1,386,209    0.07
 7/31/98      3,383,910     0.17       3,016,338      0.15         186,317      0.01        3,202,655    0.16
 10/31/9     83,350,658     0.17       2,991,461      0.15        (477,395)    (0.02)       2,514,066    0.12
 1/31/99      3,334,071     0.16       2,963,369      0.15        (585,286)    (0.03)       2,378,083    0.12

                                                 Municipal High Income Fund Inc.
                                          Dividend Reinvestment Plan (unaudited)

================================================================================

      The Fund's policy, which may be changed by the Fund's Board of Directors, is generally to make monthly distributions of substantially all its net investment income (i.e., income other than net realized capital gains) to the holders of the Fund's common stock. From time to time, when the Fund makes a substantial capital gains distribution, it may do so in lieu of paying its regular monthly dividend, net income of the Fund consists of all interest income accrued on portfolio assets less all expenses of the Fund. Expenses of the Fund are accrued each day. Net realized capital gains, if any, will be distributed to the shareholders at least once a year.

      Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose common stock is registered in his or her own name will have all distributions reinvested automatically by First Data as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of First Data, as dividend-paying agent.

      The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds 98% of net asset value ("NAV") per share on the determination date (generally, the record date for the distribution), participants will be issued shares of common stock valued at the greater of (1) 98% of the NAV or (2) 95% of the market price. To the extent that the Fund issues shares to participants in the Plan at a discount to NAV, the interests of remaining shareholders (i.e., those who do not participate in the Plan) in the Fund's net assets will be proportionately diluted.

      If 98% of the NAV per share of the common stock at the time of valuation (which is the close of business on the determination date) exceeds the market price of common stock, or if the Fund declares a dividend or capital gains distribution payable only in cash, First Data will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before First Data has completed its purchases, the market price exceeds 98% of what the NAV per share of the common stock was at the valuation time, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of
(1) 98% of the NAV per share as of the valuation time, or (2) 95% of the then current market price. In this case, the number of shares of common stock received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent First Data is unable to stop open market purchases and cause the Fund to issue the remaining shares, the

                                                 Municipal High Income Fund Inc.
[GRAPHIC]                                Dividend Reinvestment Plan (unaudited)
================================================================================

average per share price paid by First Data may exceed 98% of the NAV per share of the common stock. First Data will begin to purchase common stock on the open market as soon as practicable after the payment date of the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after that date, except when necessary to comply with applicable provisions of the Federal securities laws.

      First Data maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. common stock in the account of each Plan participant will be held by First Data an uncertificated form in the name of the Plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. First Data's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges shall apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a pro-rata share of brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

      Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by First Data or the Fund on at least 30 days' written notice to Plan participants. All correspondence concerning the Plan should be directed by mail to First Data Investor Services Group, Inc., P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at 1-800-451-2010.

      The Fund's Board of Directors recently approved an amendment to the Plan whereby changes to the Plan may be implemented upon 30 days notice to shareholders. This change is reflected in the description above.

                              ---------------------

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market. As of January 31, 1999, the Fund has not repurchased any shares.

                                                 Municipal High Income Fund Inc.
[GRAPHIC]                                                Management of the Fund
================================================================================

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President and
Investment Officer

Michael J. Maher
Investment Officer

Paul A. Brook
Controller

Christina T. Sydor
Secretary


Investment Adviser and Administrator

SSBC Fund Management Inc.
388 Greenwich Street
New York, New York 10013


Transfer Agent

First Data Investor Services Group, Inc.
P.O. Box 8030
Boston, Massachusetts 02266-8030


Custodian

PNC Bank, N.A.
17th and Chestnut Street
Philadelphia, Pennsylvania 19103

                               [GRAPHIC OMITTED]

This report is intended only for shareholders of Municipal High Income Fund Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

                        Municipal High Income Fund Inc.
                              388 Greenwich Street
                               New York, NY 10013
                                 (212) 723-9218

                                  FD01095 3/99